EXHIBIT 99.1

NMI Holdings, Inc. Reports Preliminary Statistics for Third Quarter of 2014

EMERYVILLE, CA -September 30, 2014 - NMI Holdings, Inc. (NASDAQ: NMIH), the parent company of National Mortgage Insurance Corporation (National MI), today reported preliminary statistics through the third quarter of 2014.

•	Estimated new insurance written ("NIW") by National MI during the third quarter of 2014 is approximately $950 million, comprised of the following:

◦	Monthly premium NIW of approximately $425 million.

◦	Single premium NIW of approximately $125 million.

◦	Aggregated single NIW of approximately $400 million.

•	National MI estimates that as of September 30, 2014, it has approved Master Policies with approximately 650 lender customers, including 25 of National MI's 40 National Accounts.

◦	185 customers have delivered NIW through September 30, 2014, consisting of nine National Accounts and 176 Regional customers.

•
As of September 30, 2014, National MI is an approved mortgage insurance provider with 22 of the largest loan aggregators, which National MI believes covers approximately 65% of the correspondent market.

About National MI
National Mortgage Insurance Corporation (National MI), a subsidiary of NMI Holdings, Inc. (NASDAQ: NMIH), is a U.S.-based, private mortgage insurance company enabling low down payment borrowers to realize home ownership while protecting lenders and investors against losses related to a borrower’s default. To learn more, please visit www.nationalmi.com.

EXHIBIT 99.1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release or any other written or oral statements made by or on behalf of the Company in connection therewith may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the U.S. Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a "safe harbor" for any forward-looking statements. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements, including any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. All forward-looking statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that may turn out to be inaccurate and could cause actual results to differ materially from those expressed in them. Many risks and uncertainties are inherent in our industry and markets. Others are more specific to our business and operations. These risks and uncertainties also include, but are not limited to, those set forth under the heading "Risk Factors" in our most recent Registration Statement on Form S-1, and described from time to time in subsequent reports filed with the U.S. Securities and Exchange Commission, including our Risk Factors detailed in Item 1A of Part I of our Annual Report on Form 10-K for the year ended December 31, 2013, as updated from time to time in subsequent reports filed with the SEC. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to publicly update or revise any forward-looking statement to reflect new information, future events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law.

Press Contact
Mary McGarity
Strategic Vantage Mortgage Public Relations
203-513-2721
MaryMcGarity@StrategicVantage.com